1 Confidential & Proprietary to Owens & Minor, Inc. Barclays Global Healthcare Conference March 15, 2022

2 Confidential & Proprietary to Owens & Minor, Inc. Safe Harbor This presentation contains certain “forward looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed transaction with Apria, Inc. (“Apria”) and opportunities related thereto, expectations with respect to our financial performance and related assumptions, the Owens & Minor, Inc.’s (“Owens & Minor” or the “Company”) business, the impact of COVID-19 on the Company’s results and operations, and the Company’s financial targets. Forward looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected, targeted or contemplated in the forward looking statements, including that the proposed transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the related agreement or otherwise, the possibility that stockholders of Apria may not approve the transaction, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected and the risk that the combined company may be unable to achieve synergies or that it may take longer than expected to achieve those synergies. Investors should refer to each of Owens & Minor’s and Apria’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC, including the sections captioned “Cautionary Note Regarding Forward Looking Statements” and “Item 1A. Risk Factors,” and subsequent current reports on Form 8-K filed with the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from those projected, targeted or contemplated in the forward looking statements. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, as a result of new information, future developments or otherwise. This presentation includes certain combined financial information which reflects the sum of the relevant financial information for the Company and Apria without any other adjustments and refer to such presentation as on a “combined” basis for the applicable period. This combination does not comply with U.S. GAAP or with the rules for pro forma presentation. As a result, the combined financial information included in this presentation may differ from pro forma financial information prepared in accordance with U.S. GAAP and the rules and regulations of the SEC, and any such differences could be material. Numerical figures included in this presentation have been subject to rounding adjustments. Accordingly, numerical figures shown as totals in various tables may not be arithmetic aggregations of the figures that precede them. As such, the corresponding percentage aggregations may not sum to 100%. We present certain potential cost savings as an adjustment to Combined Adjusted EBITDA because we expect them to be a permitted addback pursuant to agreements that govern our indebtedness. These potential cost savings are based on assumptions and estimates that could be proved to be incorrect, and accordingly should not be viewed as a projection of future performance. Certain financial measures included herein are not made in accordance with U.S. GAAP and use of such terms varies from others in the same industry. Management uses these non-GAAP financial measures internally to evaluate our performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. The appendix to this presentation includes a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP.

3 Confidential & Proprietary to Owens & Minor, Inc.  140 years of legacy service  Large North American manufacturing footprint that helps serve PPE needs  Extensive medical distribution platform and network of trusted relationships  Supported by value-added services and technology solutions that drive recurring revenue and “sticky” partnerships  Portfolio of proprietary products and emerging home health business that we expect will fuel growth  Record of strong growth in Patient Direct business since acquiring Byram Healthcare, expected to be enhanced by strategic acquisition of Apria A growth-focused, integrated healthcare solutions provider with broad medical distribution reach, proprietary products and services, and a leading home health business that empowers customers to advance healthcare OMI Overview: Leading Healthcare Solutions Provider 15,000+ Teammates Worldwide 95+ Facilities Worldwide 1,200+ Branded Manufacturers 4,000+ Healthcare Providers Served

How Our Businesses Work Together Today

Owens & Minor

DESIGN → RAW MATERIALS → MANUFACTURING → DISTRIBUTION → DELIVERY → HOSPITAL/IDN

HOME HEALTH

CHRONIC CARE AT HOME

PRODUCTS & HEALTHCARE SERVICES SEGMENT

PATIENT DIRECT SEGMENT

MEDICAL DISTRIBUTION	PROPRIETARY PRODUCTS	SERVICES	PATIENT DIRECT SEGMENT
OM DISTRIBUTION	HALYARD, MEDICHOICE, Medical Action Industries Inc.	QSight, SURGITRACK, PANDAC℠, myOM	Byram Healthcare, APRIA[1]

Our Value Chain is a Key Differentiator

4

1. Acquisition of Apria is expected to close in the first half of 2022.

Owens & Minor

5 Confidential & Proprietary to Owens & Minor, Inc. Chronic Care at Home (DME Soft Goods) DME (Respiratory Equipment) Cash / Retail Medications/ Pharmacy mHealth / Remote Monitoring LTC / SNFs / Rehabs / Sub- Acute Care Facilities Home Health & Hospice Byram and Apria also compete in the Home Health & Hospice market, accounting for an additional $750mm in B2B supply spending2 Overall DME in 2020: ~ $50bn 2021 - 2028 Growth CAGR: 6%1 Alternate Care Market Overview Ability to serve a large and fast-growing sector Expansion into mobile Health (“mHealth”), Cash/Retail and other verticals (e.g. Respiratory) are actively being exploredApria competes in the cash/retail space with its Apria Direct business Byram and Apria compete primarily in the soft goods DME market 1 Grandview Research report published August 2021 2 2020 Home Health Agency Report

6 Confidential & Proprietary to Owens & Minor, Inc. Byram - A Leader in Fast Growing Home Health Sector • Direct-to-patient distributor of medical supplies to U.S. patients with chronic diseases • Specializes in diabetes, urology, ostomy, wound care, incontinence, and breast pumps • In network provider with over 85% of U.S. insured lives covered • 650+ Managed Care contracts • National footprint, Regional presence • Insurance reimbursement and billing expertise Key highlights Center of Excellence Reimbursement Center Core Geographic Markets Distribution Center Sales & Service Center

7 Confidential & Proprietary to Owens & Minor, Inc. Apria Builds on OMI’s Success in the Patient Direct Segment • Leading provider of integrated home healthcare equipment and related services in the U.S. • Offers a comprehensive range of products and services for in-home care and delivery across: • Home respiratory • Obstructive sleep apnea • Negative pressure wound therapy • Home medical equipment and other services • Provides home healthcare therapies requiring high-touch service • Expertise in fee-for service as well as capitation arrangements • ~6,500 employees serving approximately 2 million patients annually • Payor mix 78% commercial, 21% Medicare, 1% Medicaid Geographic Footprint Product Categories Strong Payor Relationships Home Respiratory HME & Other Services NPWT Obstructive Sleep Apnea

8 Confidential & Proprietary to Owens & Minor, Inc. Patient Direct Product Lines Well-positioned across key product categories exposed to strong underlying growth drivers Expands offerings across chronic and acute conditions, with opportunities to treat overlapping conditions for patients Enhanced geographic reach Payor relationship growth Brings greater efficiency to the home healthcare supply market History of strong performance by the Byram team instills confidence and excitement around Apria acquisition Track record of profitable growth and value creation by Apria team Home Respiratory Obstructive Sleep Apnea Negative Pressure Wound Therapy HME & Other Services Diabetes Ostomy Incontinence Traditional Wound Care Urology Breast Pumps Apria Acquisition - Strategic Rationale Expands Patient Direct Segment and Recurring Revenue Approximately 50% of all type 2 diabetics and ~80% of all those with clinically diagnosed obesity experience sleep apnea, a chronic condition.  Significant opportunities for cross-selling of products from Apria and Byram, simplifying the patient, payor, and provider experience

9 Confidential & Proprietary to Owens & Minor, Inc. Annualized Financial Impact (Pre-Synergies)  Adding approximately $1.2 billion of annual net revenue  Adds in excess of $230 million in incremental adjusted EBITDA, implying ~20% margin  Annual capex requirements of ~$100 million  FCF generation > $80 million  Leverage Ratio to increase to just under 4x TTM adjusted EBITDA  Expect to return to targeted leverage range of 2-3x within 24 months • No changes to capital allocation priorities  Deleverage the balance sheet  Re-invest organically in broader business to drive top-line growth / bottom-line efficiencies • Expect to change segment reporting structure beginning with 1Q22 filings  Patient Direct = Byram + Apria  Products & Healthcare Services = Global Products + Medical Distribution and Services • Transaction will be accretive to EPS in 2022 assuming 1H22 close Patient Direct ~20% Products & Healthcare Services ~80% Combined Net Revenue1 (~$10.9B) Patient Direct ~50% Products & Healthcare Services ~50% CombinedAdjusted EBITDA1 (~$725M) 1 Combined numbers are non-GAAP and reflect the summation of OMI plus Apria, for FY 2021. See slide 2 for more information regarding OMI and Apria Combined measures and important limitations

10 Confidential & Proprietary to Owens & Minor, Inc. Owens & Minor (OMI) - Investment Thesis 1 Favorable trends driving robust demand 5 Strong cash flow profile provides ability to significantly reduce debt 4 Diverse earnings profile across customers, payors, products and geographies 2 One of the market leaders in the fast-growing home health segment 6 Experienced management with proven track record of success 3 Vertical integration creates stability and competitive advantage

11 Confidential & Proprietary to Owens & Minor, Inc. Favorable Trends Driving Robust Demand Source: CMS, United States Census Bureau, Medicare Payment Advisory Commission, HME News, and Henry J. Kaiser Family Foundation 1 The latest projections were published in 2018 and are shown from 2021 through 2028. These projections do not take into account the impact of COVID-19 because of the timing of the report and the highly uncertain nature of the pandemic. 2019 and 2020 actual results were sourced from CMS. Durable Medical Equipment Expenditures: Historic and Projected (CMS) ($bn)1 40 42 44 45 47 49 51 52 55 57 55 66 70 74 78 83 88 93 98 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E U.S. population aged 65+ will grow substantially from 15.2% to 20.6% of the population between 2016 and 2030 Increasing obesity rates and historically high prevalence of smoking will drive diagnosis rates for a number of chronic conditions Certain chronic diseases currently under-diagnosed Home healthcare increasingly sought out as an attractive, cost-effective and clinically appropriate alternative to facility-based care Pandemic environment further emphasized the need for home healthcare as a low-risk setting Improved technology has increased number of treatments administered at home Patients prefer the convenience of in-home care Between 2012 and 2018, the overall number of durable medical equipment, prosthetics, orthotics and supplies suppliers that bill Medicare more than $10mm annually fell from 73 to 57 The market remains highly fragmented and competitive Aging population Continued shift toward home healthcare Preference for in-home care Highly fragmented market Rising incidence of chronic diseases 1

12 Confidential & Proprietary to Owens & Minor, Inc. Favorable Trends Driving Robust Demand (cont’d) Market Opportunity is Much Greater Than Pre-Pandemic Opportunities for growth exist beyond COVID-enhanced levels with the return of elective procedures and demand for PPE in new industries PPE Impact on Global Products Volume Preference for medical grade PPE by healthcare professionals National demand for stockpile replenishment Increased use of PPE in both healthcare and non-healthcare settings Revised healthcare protocols and new customer stockpiling requirements driving increased use of PPE Surge abates, but normalized levels remain higher due to new healthcare protocols and new markets PPE Demand 1 Customer growth New end markets, including Industrial, Specialty and International

13 Confidential & Proprietary to Owens & Minor, Inc. U.S. Market Size and Growth (Addressable Market) Segment Market Size ($mm)2 Market CAGR (‘21-23) Ostomy 800 2% Wound Care 635 4% Urology 1,300 4% Diabetes 3,700 9% Incontinence 800 5% Respiratory Devices 6,200 6%1 Obstructive Sleep Apnea 2,200 8%1 Negative Pressure Wound Therapy 2,100 5%1 2 Patient Direct Market Outlook Broadening Service Portfolio Ostomy: Est. CMS Medicare data; UOAA WC: Estimate based on CMS Medicare data and HHA cost report data Urology: iData Research- “Urology Market Size, Share & COVID-19 Impact Analysis” Diabetes: Mordor Intelligence 2019 (45% addressable of total $8B) Inco: National Association for Continence Resp. devices: Orion Market Research, “U.S. Respiratory Device Market 2019-2025” Obs. Sleep apnea: The Insight Partners, “North America Sleep Apnea Devices Market” NPWT: Markets and Markets, “Negative Pressure Wound Therapy (NPWT) Market” Breast Pumps Diabetes Incontinence Ostomy Urology Wound Care HME & DME Non-Invasive Ventilation NPWT Oxygen Sleep A Market Leader in the Fast-Growing Home Health Sector Source: 1 Represents compound annual growth from 2018 through 2025 2 Addressable market sizes as of 2020, per management internal estimates

14 Confidential & Proprietary to Owens & Minor, Inc. Key Takeaways: • OMI controls the design, raw materials, strict quality standards, and product specifications in its own facilities with its own teammates • Proprietary branded products are self manufactured, many in the Americas • 44 distribution centers are strategically located in North America for rapid deployment with ~99.5% on-time deliveries • Vertical integration coupled with strategic footprint drives margin and represents an advantage over non-vertically integrated competitors • Domestic manufacturing to benefit from newly enhanced “Buy American” rules • Recurring revenue from Patient Direct expected to drive further stability and reduce risks Vertical Integration Creates Stability and Competitive Advantage (cont’d)3 Large, Americas-based footprint with raw materials manufactured in North Carolina provides the foundation for a fully vertically-integrated PPE manufacturing platform

15 Confidential & Proprietary to Owens & Minor, Inc. Vertical Integration Creates Stability and Competitive Advantage Financial Strength Drivers   OMI is fully vertically integrated, having manufacturing capabilities, delivery capabilities and a presence in home health  Vertical integration provided stability through 2020 and 2021 as PPE demand tailwinds and global supply chain disruptions were navigated  Cost pass-throughs provide further flexibility and stability • Significant ability to pass through costs to non-GPO customers; GPO customers have pass-throughs with some time lag Focused Vertical Approach Apria Enhances Breadth  Apria builds on OMI’s vertical integration with focus on the delivery and installation of manufactured products  Apria also provides access to technologies and economies of scale to maintain pricing in competitive markets  Many of Apria’s products require respiratory technicians to set up and monitor compliance / performance in the patient’s home, deepening customer relationships  Technology has been a key focus as Apria has continued to invest in technology to improve operating efficiencies 3 1,200+ Branded Medical Product Suppliers RAW MATERIALS DESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME Apria builds on OMI's end-to-end value chain

16 Confidential & Proprietary to Owens & Minor, Inc. Diverse Earnings Profile Across Customers, Payors, Products and Geographies4 $1.1 billion ~90% $9.8 billion $10.9 billion ~20% + + = ~10% 100% ~80% C o m b in e d S a le s b y S e g m e n t1  Nearly 2,000 third party payor contracts  More than 1,200 supplier partners  Over 4,000 healthcare industry customers  Significant diversity with no single customer accounting for greater than 5% of 2021 revenue 1 Combined numbers are non-GAAP and reflect the summation of OMI plus Apria, for FY 2021. See slide 2 for more information regarding OMI and Apria Combined measures and important limitations Diversification of revenue by product line and geography Limiting exposure to changes in the delivery of healthcare Increasing the attractiveness to payors, providers and patients Fuels long-term growth Hospital/IDN Home health Chronic care at home + + D iv e rs e E n d M a rk e ts FY 2021 FY 2021

17 Confidential & Proprietary to Owens & Minor, Inc. Strong Cash Flow Profile Provides Ability to Significantly Reduce Debt5 Debt and Leverage Profile*Financial Strength Drivers • Eliminated $700M+ of debt since Q2 2018 • Improved Credit Rating from CCC+ as of December 2018 to BB- as of February 2022 • After Apria acquisition, leverage ratio will be ~4x • Will use same disciplined approach to reducing leverage • Expecting to return to target leverage range of 2x-3x within 24 months • Given our strong free cash flow profile, will be able to reduce debt while continuing to make appropriate investments in the business 0 x 1 x 2 x 3 x 4 x 5 x 6 x 7 x 8 x $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 L e v e ra g e R a ti o ² N e t D e b t¹ $ in millions This financial information is presented on a total company basis, including continuing and discontinued operations, and is intended to reflect the most appropriate comparability of relevant metrics. * ¹Reconciliations for Non-GAAP measures, including Net Debt and Total Company Adjusted EBITDA, are presented in the appendix. ²Leverage ratio = Net Debt/Adjusted EBITDA

18 Confidential & Proprietary to Owens & Minor, Inc. Years of experience Industry experience ED PESICKA President & Chief Executive Officer 25+ ANDY LONG EVP & Chief Financial Officer 25+ JEFF JOCHIMS EVP, Chief Operating Officer & President, Products & Healthcare Services 25+ PERRY BERNOCCHI CEO, Byram Healthcare 25+ DANIEL STARCK1 CEO & Incoming Head, Patient Direct 25+ Highly Experienced Management with Proven Track Record of Success6 Accomplishments  Expanded Adj. EBITDA and margins  Reduced debt levels via combination of operating cash flow, strategic divestiture, and opportunistic capital raising  Enhanced liquidity profile  Upgraded credit rating to BB-  Improved shipping accuracy to ~99.9%  Fully integrated Byram Health and Halyard acquisitions  Successfully navigated shifting demands of COVID-19 pandemic  Ramped up N95 respirator (1,000%+) and surgical and procedure mask (~100%) production during pandemic peak ¹Mr. Starck will join the OMI management team upon completion of Apria acquisition, which is expected to be completed in the first half of 2022.

6 Highly Experienced Management with Proven Track Record of Success (cont'd)

Byram and Halyard acquisitions have diversified the business and strengthened *OMI's* financial profile

	Acquired Aug 2017 Byram HEALTHCARE	Acquired April 2018 HALYARD S&IP Business
Target Description	A leading distributor of medical supplies focused on chronic conditions sold directly to patients and home health agencies in the U.S.	A leading global provider of medical supplies and solutions for the prevention of healthcare-associated infections
Strategic Rationale	• Diversified the Company's revenue streams across the continuum of care with a higher margin business • Complemented transaction processing and developed OMI's expertise in managing third party reimbursement • Operated in fragmented market with strong growth	• Substantially augmented owned-brand portfolio to gain scale via targeted vertical integration • Allowed company to cross-sell across existing relationships in acute and non-acute settings • Expanded sourcing scale and capabilities
Impact	• Patient Direct business has experienced significant growth since the acquisition of Byram in 2017, representing approximately a ~20% CAGR[1] since acquisition	• Global Products business[2] has experienced significant growth since the acquisition of Halyard in 2018 – net revenue has increased from $1,434 million in 2019 to $2,656 million in 2021, representing a 36% CAGR[1,3]

[1] Beginning benchmark year represents the first full financial year post-acquisition; [2] Global Products includes other legacy priority products and OMI's kitting business; [3] Global Products net revenue excludes impact of inter-segment revenue

19

Owens & Minor

20 Confidential & Proprietary to Owens & Minor, Inc. Conclusion 1 Leading healthcare solutions company ready to drive growth through capacity and proprietary products expansion and entry into new adjacent markets 5 Strategic plan focusing on investments in high-margin, growth-focused areas of the business that will help drive operating leverage and margin expansion over the long-term 4 Core foundation is distribution business, with 140 year history of service, support and partnership with leading healthcare providers 2 A broadening direct to patient service portfolio tailored to those with chronic conditions, builds on Byram’s position as a market leader in the fast-growing home health market. 6 Building financial strength by expanding cash-generating capabilities that will help fund critical investments and further growth 3 Poised to continue to benefit from the “new normal” for long-term PPE requirements as a leading U.S. manufacturer

21 Confidential & Proprietary to Owens & Minor, Inc. Appendix

22 Confidential & Proprietary to Owens & Minor, Inc. OMI - 2021 Summary Highlights • Delivered on our 2021 guidance • Showed strong revenue growth • Growth across the entire business led by Patient Direct, Global Products and Medical Distribution • Both PPE and S&IP sales were up year-over-year • Our vertically-integrated business model allowed us to manage macro cost pressures • Continued to capture operating leverage through our investments in expanding manufacturing capacity, utilizing technology and strengthening infrastructure • Affirmed 2022 adj. EBITDA and adj. EPS guidance, and provided 2022 revenue guidance and modeling assumptions Please see Form 8-K filed by Owens & Mi or, Inc. with the SEC on February 23, 2022 for additional financial information.

23 Confidential & Proprietary to Owens & Minor, Inc. OMI - 2022 Company Outlook • Revenue for 2022 expected to be in a range of $9.2 billion to $9.6 billion • After normalizing our revenue for the pass through of glove cost changes, the midpoint of our 2022 revenue guidance projects 1% growth vs 2021 • Expecting PPE volumes to ease throughout the year but expect the new baseline level will be meaningfully above pre-pandemic levels; expect elective procedures at pre-pandemic levels • New glove manufacturing capacity expansion go-live in late Q1’2022 • Adjusted net income for 2022 to be in a range of $3.00 to $3.50 per share • Expecting near-term unfavorable commodity prices • Full year gross margin range approximately 15% • Adjusted EBITDA for 2022 to be in a range of $400 million to $450 million • Excludes any 2022 contribution from pending Apria acquisition Please see Form 8-K filed by Owens & Minor, Inc. with the SEC on February 23, 2022 for additional financial information. Assumes FX rates as of December 31, 2021

24 Confidential & Proprietary to Owens & Minor, Inc. OMI - 2022 Modeling Assumptions Modeling Assumptions* Full Year 2022 Revenue $9.2 - $9.6 billion Gross Margin ~15% Interest Expense $42 - $46 million Capital Expenditures $50 - $60 million Adj. Effective Tax Rate 24% - 26% Diluted Weighted Average Shares Outstanding ~77 million Commodity Prices Unfavorable in near-term Expected Contribution from Apria Excluded from 2022 guidance * Modeling parameters are assumptions used for 2022 adjusted EPS guidance as of the Company's Form 8-K filed on February 23, 2022. Please see Form 8-K filed by Owens & Minor, Inc. with the SEC on February 23, 2022 for additional financial information.

25 Confidential & Proprietary to Owens & Minor, Inc. Glove Cost Pass-Through (GCPT) Effect on Full-Year Revenue 2020 2021 2022 Guidance* ‘22 vs ’21 $ Variance ‘22 vs ’21 % Variance Revenue $8.5 billion $9.8 billion $9.4 billion $(0.4) billion (4)% GCPT Price Impact N/A $660 million $235 million $(425) million (64)% Revenue (ex. GCPT) $8.5 billion $9.1 billion $9.2 billion $0.1 billion 1% Uses the mid-point of our full-year 2022 guidance ranges. We estimate FY22 revenue will be reduced by $(400) - $(450) million vs FY21 as glove costs normalize. * Please see Form 8-K filed by Owens & Minor, Inc. with the SEC on February 23, 2022 for additional financial information.

26 Confidential & Proprietary to Owens & Minor, Inc. Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). In general, the measures exclude items and charges that (i) management does not believe reflect Owens & Minor, Inc.'s (the "Company") core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company's performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company's performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.

27 Confidential & Proprietary to Owens & Minor, Inc. Total Company Adjusted EBITDA Reconciliation $ in millions YTD YTD YTD YTD YTD YTD Adjusted EBITDA (Adj. EBITDA) Reconciliation 2021 2020 2019 2018 2017 2016 Net income (loss), as reported (GAAP) $ 221.6 $ 29.9 $ (62.4) $ (437.0) $ 72.8 $ 108.8 Loss from discontinued operations, net of tax - 58.2 39.8 - - - Income tax provision (benefit) 55.2 21.8 (6.1) (32.2) (15.3) 63.8 Interest expense, net 48.1 83.4 98.1 77.0 31.8 27.1 Intangible amortization 39.8 41.5 44.0 36.5 16.4 10.0 Other depreciation and amortization 50.8 51.8 72.7 65.4 43.0 45.4 EBITDA (non-GAAP) $ 415.5 $ 286.6 $ 186.1 $ (290.2) $ 148.7 $ 255.0 Acquisition-related and exit and realignment charges 34.1 37.8 30.1 62.2 60.7 24.7 Loss on extinguishment and modification of debt 40.4 11.2 0.8 - - - Goodwill and intangible asset impairment charges - - - 439.6 - - Fair value adjustments related to purchase accounting - - - 27.1 - - Other expense (income), net 2.3 (0.4) - Software as a service implementation costs and other - - 4.4 3.5 13.4 - Adjusted EBITDA (Adj. EBITDA) $ 492.3 $ 335.2 $ 221.4 $ 242.2 $ 222.8 $ 279.7 Certain totals in this appendix may not sum due to rounding

28 Confidential & Proprietary to Owens & Minor, Inc. Total Company Net Debt Reconciliation $ in millions YTD YTD YTD YTD YTD YTD Net Debt Reconciliation 2021 2020 2019 2018 2017 2016 Total Company Debt, as reported (GAAP) $ 949.6 $ 1,026.0 $ 1,563.8 $ 1,681.2 $ 917.4 $ 569.4 Cash and cash equivalents (55.7) (83.1) (68.4) (103.4) (104.5) (185.5) Net Debt $ 893.9 $ 942.9 $ 1,495.4 $ 1,577.8 $ 812.8 $ 383.9 Certain totals in this appendix may not sum due to rounding

29 Confidential & Proprietary to Owens & Minor, Inc. Combined Adjusted EBITDA Reconciliation Year Ended December 31, 2021 $ in millions Historical Owens & Minor, Inc. Historical Apria, Inc.* CombinedCombined Adjusted EBITDA Reconciliation Net income (loss), as reported (GAAP) $ 221.6 $ 64.9 $ 286.5 Income tax provision (benefit) 55.2 24.2 79.3 Interest expense, net 48.1 7.5 55.6 Loss from equity method investment - 0.8 0.8 Depreciation and amortization 90.6 115.0 205.7 EBITDA (non-GAAP) $ 415.5 $ 212.4 $ 627.9 Acquisition-related and exit and realignment charges 34.1 3.3 37.4 Loss on extinguishment and modification of debt 40.4 - 40.4 Legal Settlements - 1.8 1.8 Stock-based compensation one-time award at IPO - 4.1 4.1 Offering costs - 4.4 4.4 Other expense (income), net 2.3 - 2.3 Other - 6.0 6.0 Adjusted EBITDA (Adj. EBITDA) $ 492.3 $ 232.0 $ 724.3 Certain totals in this appendix may not sum due to rounding * Amounts and related definitions were derived from the non-GAAP financial information included within Apria’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC.

30 Confidential & Proprietary to Owens & Minor, Inc. Definitions of Non-GAAP Reconciliation items The following items have been excluded in our non-GAAP financial measures: Intangible amortization: Includes amortization of intangible assets established during purchase accounting for business combinations. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results and the results of our peers. Goodwill and intangible asset impairment charges: These charges were incurred as a result of a decline in market capitalization of the company and lower than projected financial results of certain reporting units due to customer losses and operational inefficiencies. Fair value adjustments related to purchase accounting: Includes an incremental charge to cost of goods sold from purchase accounting impacts related to the sale of acquired inventory that was written up to fair value in connection with the Halyard acquisition. Acquisition-related and exit and realignment charges: Acquisition-related charges consist primarily of transition costs for the Halyard and Byram acquisitions, as well costs associated with the pending Apria acquisition. Exit and realignment charges consist primarily of an increase in reserves associated with certain retained assets of Fusion5, wind-down costs related to Fusion5, IT restructuring charges, post closing costs associated with the Movianto divestiture, and other costs related to the reorganization of the U.S. commercial, operations and executive teams. Apria exit and realignment charges consist primarily of costs associated with the implementation of a new financial system and one-time costs associated with moving the Apria corporate headquarters. Loss on extinguishment and modification of debt: Includes the write-off of deferred financing costs and third-party fees and amounts reclassified from accumulated other comprehensive loss as a result of the termination of our interest rate swaps. Software as a service implementation costs: These charges are associated with significant global IT platforms in connection with the redesign of our global information system strategy. Other expense (income), net: Includes interest costs and net actuarial losses related to our retirement plans. Tax Adjustments: Includes a tax adjustment associated with the estimated benefits under the Tax Cuts and Jobs Act and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Other depreciation and amortization: Includes depreciation expense for property and equipment and amortization for capitalized computer software. Legal Settlements: Apria legal settlements represent the final settlement amount of a claim brought under the Private Attorneys General Act of California. Stock-based compensation one-time award at IPO: Represents expense associated with a one-time restricted stock unit (“RSUs”) grant to Apria’s Chief Financial Officer (“CFO”) in connection with Apria’s initial public offering. Offering Costs: Apria offering costs represent one-time costs relating to public offerings. As Apria did not receive any proceeds from the offerings, these costs were expensed as incurred in selling, distribution and administrative expenses in Apria’s historical condensed consolidated statements of income. Other: Includes Apria’s stock-based compensation, consistent with Apria’s historical presentation of Adjusted EBITDA.